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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of earliest event reported): July 21, 1998



                         WARWICK COMMUNITY BANCORP, INC.
               (Exact name of registrant as specified in charter)

       DELAWARE                     0-23293                     06-1497903
    (State or other             (Commission File               (IRS Employer
    jurisdiction of                 Number)                 Identification No.)
    incorporation)


                      18 OAKLAND AVENUE, WARWICK, NEW YORK
     10990-0591 (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (914) 986-2206


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)





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ITEMS 1-7.        NOT APPLICABLE.

ITEM 8.  CHANGE IN FISCAL YEAR.

         On July 21, 1998, Warwick Community Bancorp, Inc. ("Company") changed its fiscal year end from May 31st to December 31st. The Company will file a transition report on Form 10-K for the transition period between the closing date of the Company's most recent fiscal year (May 31, 1998) and the opening date of its new fiscal year (January 1, 1999) by March 31, 1999.

ITEM 9.  NOT APPLICABLE.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WARWICK COMMUNITY BANCORP, INC.


                                       By: /s/ Ronald J. Gentile
                                           ----------------------------
                                           Ronald J. Gentile
                                           Executive Vice President and
                                           Chief Operating Officer

Date:    August 3, 1998